Exhibit 24.1

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Dan McCranie)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ DAN MCCRANIE
Dan McCranie

POWER OF ATTORNEY

(Donald Colvin)

I hereby appoint Bill George, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer and/or Treasurer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ DONALD COLVIN
Donald Colvin

POWER OF ATTORNEY

(Emmanuel Hernandez)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ EMMANUEL HERNANDEZ
Emmanuel Hernandez

POWER OF ATTORNEY

(Jerome N. Gregoire)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ JEROME N. GREGOIRE
Jerome N. Gregoire

POWER OF ATTORNEY

(John W. Marren)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ JOHN W. MARREN
John W. Marren

POWER OF ATTORNEY

(Justin T. Chang)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ JUSTIN T. CHANG
Justin T. Chang

POWER OF ATTORNEY

(Keith D. Jackson)

I hereby appoint Donald Colvin, Bill George and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ KEITH D. JACKSON
Keith D. Jackson

POWER OF ATTORNEY

(Kevin Burns)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ KEVIN BURNS
Kevin Burns

POWER OF ATTORNEY

(Richard W. Boyce)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ RICHARD W. BOYCE
Richard W. Boyce

POWER OF ATTORNEY

(Robert H. Smith)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ ROBERT H. SMITH
Robert H. Smith

POWER OF ATTORNEY

(Phil D. Hester)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2006, and any amendments.

Dated: February 19, 2007

/s/ PHIL D. HESTER
Phil D. Hester